Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of South Dakota Tax-Free Fund, Inc. for the six months ended June 30, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1998, the 30-year Treasury bond descended to a record low yield of 5.59% spurred by the strength of the U.S. dollar and weakness in commodity prices. Asian turmoil has helped put the brakes on runaway growth in the U.S. economy, in the process restraining the Federal Reserve from tightening credit. At the same time, a worldwide flight to quality and a muscle-bound dollar have led investors directly into the U.S. Treasury market.

The strength of the dollar is helping bonds both directly and indirectly. Dollar-denominated securities are more attractive and at the same time widening the trade deficit. Cheap foreign goods have helped keep inflation in check.

On the other hand, it is easy to imagine a sudden jolt of bad news. Unexpected increases in companies labor costs or fighting in the Middle East would send inflation higher. The latest Consumer Price Index figures increased at a 2.7% annual rate over the last six months, up from a 1.9% rate in the prior six months.

The South Dakota Tax-Free Fund, Inc. began the year at $10.49 and then closed the six month period at $10.39. The South Dakota Tax-Free Fund, Inc. utilized a partial hedge in early 1998 to minimize the effects of strong economic growth. Stability of share price is the primary objective of a partial hedge.

The Fund continues to invest in high-grade South Dakota tax-exempt bonds. Issues purchased in the primary and secondary market remains an important strategy in diversification for the Fund.

Income exempt from federal and South Dakota income taxes with preservation of capital remain the chief objectives of the Fund.

Sincerely,




Monte L. Avery                            Robert E.Walstad
Chief Portfolio Strategist                President

Terms & Definitions
-------------------
Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Consumer Price Index
A commonly used measure of inflation: it does not represent an investment return.

Coupon Rate or Face Rate
The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bonds' credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------
Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA              43.5
AA               11.8
A                16.9
BBB               4.0
NR               23.8

Quality ratings reflect the financial strength of the issuer. They are Assigned by independent rating services such as Moody's Investors Services And Standard & Poor's. Non-rated bonds have been determined to be of Appropriate quality for the portfolio by ND Money Management, Inc., the Investment advisor.

Portfolio Market Sectors
(As a % of Net Assets)
------------------------
[pie chart]
HC-Health Care              20.0
GO-General Obligation       19.5
H-Housing                   18.9
U-Utilities                 11.8
I-Industrial                 8.5
RE-Real Estate               7.9
S-School                     5.0
WS-Water/Sewer               3.6
O-Other                      2.8
T-Transportation             2.0

Market sectors are breakdowns of the Fund's portfolio holdings into specific Investment classes.

Comparative Index Graph
------------------------
[line graph]

			    Comparison of change in value of $10,000 investment in South Dakota Tax-Free Fund and Lehman Bros. Municipal Bond Index (Unaudited)

	   SD Tax-Free Fund   SD Tax-Free Fund           Lehman Bros
	   w/o CDS            w/ max applicable CDSC     Municipal Bond Index
-------------------------------------------------------------------------------------------------------
4/5/1994   $10,000            $10,000                    $10,000
1994       $10,280             $9,885                    $10,035
1995       $11,459            $11,059                    $11,787
1996       $12,212            $11,912                    $12,309
1997       $12,835            $12,735                    $13,442
06/30/98   $13,029            $12,929                    $13,803

Average Annual Total Returns

	       For periods ending June 30, 1998
	       --------------------------------
				      Since Inception
		    1 year   5 year   April 5, 1994
		    --------------------------------
Without CDSC        3.59%     N/A         6.45%
With CDSC          (0.35%     N/A         6.25%

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market whereas the Fund concentrates its investments in South Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------

12-31-97 NAV(share value)            $10.49
06-30-98 NAV                         $10.39
Average Maturity                      18.2  years
Number of Issues                      38
Total Net Assets                     $7,439,525



Schedule of Investments June 30, 1998 (Unaudited)

Name of Issuer
Percentages represent the market
value of each investment category
to total net assets                                           Rating         Coupon                    Principal          Market
							   (Moody's/S&P)      Rate       Maturity      Amount             Value
---------------------------------------------------------------------------------------------------------------------
South Dakota Municipal Bonds  (97.2%)

Belle Fourche, SD School Dist. #9-1 G.O. FSA                 Aaa/NR          5.500%      01/15/18   $     100,000     $    102,346
Dakota Valley, SD (N. Sioux City) School Dist. #61-8 G.O      NR/NR          6.000       07/01/12         100,000          106,347
Dakota Valley, SD (N. Sioux City) School Dist. #61-8 G.O      NR/NR          5.650       07/01/14         200,000          208,916
Deadwood, SD Sewer, Water and Impvt.                          NR/NR          6.750       11/01/03         250,000          266,903
Grant Cty., SD (Northwestern Public. Svc.) PCR MBIA          Aaa/AAA         5.900       06/01/23         400,000          424,488
Hamlin, SD School Dist. #28-3                                 NR/NR          5.700       10/01/15         120,000          127,189
Hamlin, SD School Dist. #28-3 G.O.                            NR/NR          6.100       12/15/15         140,000          148,399
Heartland Consumers Power  Dist., Elec. Rev. FSA             Aaa/AAA         6.000       01/01/09         200,000          217,132
*Heartland Consumers Power  Dist., Elec. Rev. FSA            Aaa/AAA         6.000       01/01/17         400,000          449,856
Henry, SD School Dist. #14-2 School Blding. G.O.              NR/NR          6.450       01/01/12          75,000           80,228
Minnehaha Cty., SD C.O.P.'s                                 Aa-1/NR          6.000       12/01/12         100,000          106,148
Mitchell, SD School Dist. #17-2                               NR/A           6.200       01/15/13          60,000           64,678
Newell, SD School Dist. #09-2                                 NR/NR          6.000       01/01/17         300,000          313,710
Northwestern School Dist. #56-3                               NR/A           6.800       01/15/13         100,000          110,014
Pierre, SD Sales Tax Ref. Rev.                                NR/NR          6.000       10/01/14         200,000          208,304
Rapid City, SD Parking Rev.                                Baa-1/NR          5.700       12/01/18         150,000          151,488
Rapid City, SD School Dist. #51-4 MBIA                       Aaa/AAA         6.200       01/01/12         100,000          108,468
SD Conservancy Dist. (State  Revolving Fund) Rev.            A-1/NR          5.625       08/01/17         200,000          208,694
*SD Hlth. & Educ. Auth. (Crippled Childrens) Rev.             NR/A+          7.100       07/01/09         260,000          263,250
*SD Hlth. & Educ. Auth. (St. Luke's/Midland) Rev. MBIA       Aaa/AAA         6.625       07/01/11         250,000          272,755
SD Hlth. & Educ. Auth. (Vocational Educ.) Rev.               A-1/NR          6.700       08/01/22         150,000          167,564
SD Hlth. & Educ. Facs. Auth. (Huron Regl. Medl. Ctr.) Rev.    NR/BBB         7.250       04/01/20         125,000          139,736
SD Hlth. & Educ. Facs. Auth. (Univ. of Sioux Falls) Rev.      NR/NR          7.100       04/01/15         150,000          165,012
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl.) MBIA         Aaa/AAA         5.000       09/01/22         400,000          385,200
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl.) Rev. MBIA    Aaa/AAA         7.000       09/01/14          45,000           47,488
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl.) Rev. MBIA    Aaa/AAA         7.000       09/01/14          45,000           47,488
SD Hsg. Devl. Auth. Homeownership Mrtge.                    Aa-1/AAA         6.550       05/01/14         100,000          106,741
SD Hsg. Devl. Auth. Homeownership Mrtge.                    Aa-1/AA+         6.600       05/01/17         190,000          201,812
SD Hsg. Devl. Auth. Homeownership Mrtge.                    Aa-1/AAA         6.000       05/01/21         200,000          203,026
SD Hsg. Devl. Auth. Homeownership Mrtge.                    Aa-1/AAA         6.100       05/01/17         100,000          104,434
SD Hsg. Devl. Auth. Homeownership Mrtge.                    Aa-1/AAA         5.400       05/01/24         400,000          401,336
SD Hsg. Devl. Auth. Rev.                                      Aa/NR          6.700       04/01/20         370,000          390,598
SD State Lease Rev. FSA                                      Aaa/AAA         6.500       09/01/08         200,000          227,992
*SD Student Loan Finance Corp. Student Loan Notes              A/NR          6.550       08/01/20         300,000          322,581
SD Student Loan Program Rev. MBIA                            Aaa/AAA         7.625       08/01/06          45,000           47,377
Sioux Falls, SD School Dist. #49-5 G.O.                       Aa/NR          5.500       07/01/20         150,000          152,496
Union Cty., SD G.O.                                           NR/NR          5.500       12/01/17         100,000           98,654
Winner, SD School Dist. #59-2                                 NR/A           6.200       01/15/10          75,000           81,212
														      ------------

SOUTH DAKOTA MUNICIPAL BONDS (COST: $6,876,268)                                                                       $  7,230,060
														      ------------
SHORT-TERM SECURITIES (1.3%)
 Federated Tax-Free Fund #15                                                                                          $     49,488
 Federated Intermediate Municipal Trust #78                                                                                 49,906
														      ------------
TOTAL SHORT-TERM SECURITIES (COST: $99,488)                                                                           $     99,394
														      ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $6,975,756)                                                                    $  7,329,454
OTHER ASSETS LESS LIABILITIES                                                                                              110,071
														      ------------
NET ASSETS                                                                                                            $  7,439,525
														      ============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

 Financial Statements June 30,1998

Statement of Assets and Liabilities June 30, 1998  (Unaudited)
--------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $6,975,756)      $   7,329,454
     Cash                                                               10,000
     Accrued dividends receivable                                          363
     Accrued interest receivable                                       137,485
     Prepaid expenses                                                    2,129
								 -------------
	Total Assets                                             $   7,479,431
								 -------------
LIABILITIES
     Dividends payable                                           $      31,308
     Accrued expenses                                                    8,598
								 -------------
	Total Liabilities                                        $      39,906
								 -------------
NET ASSETS                                                       $   7,439,525
								 =============

Net assets are represented by:
     Capital stock outstanding, at par                           $         716
     Additional paid-in capital                                      7,249,125
     Accumulated undistributed net realized
     gain(loss) on investments                                        (164,014)
     Unrealized appreciation on investments                            353,698
	  Total amount representing net assets applicable to
	   715,946 outstanding shares of $.001 par value
	  common stock (200,000,000  shares authorized)          $   7,439,525
								 =============
Net asset value per share                                        $       10.39
								 =============

Statement of Operations for the six months ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------

INVESTMENT INCOME
    Interest                                 $   206,786
    Dividends                                      4,281
					     -----------
	 Total Investment Income             $   211,067
					     -----------
EXPENSES
    Investment advisory fees                 $     3,307
    Distribution fees (12b-1)                     18,474
    Custodian fees                                   955
    Transfer agent fees                            5,942
    Accounting service fees                       13,891
    Professional fees                              3,074
    Reports to shareholders                          525
    Directors fees                                   563
    Transfer agent out of pocket                     913
    License, fees, and registrations                 387
	Total expenses                       $    48,031
					     -----------
NET INVESTMENT INCOME                        $   163,036
					     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES
    Net realized gain (loss) from:
    Investment transactions                  $    18,427
    Futures transactions                         (46,584)
    Net change in unrealized appreciation
   (depreciation) of:
    Investments                                  (46,849)
    Futures                                       25,790
					     ------------
	 Net Realized And Unrealized
	 Gain (Loss) On Investments
	 and Futures                         $   (49,216)
					     ------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $   113,820
					     ============

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1998

Statement of Changes in Net Assets for the six months ended June 30, 1998 and the year ended December 31, 1997
--------------------------------------------------------------------------

					   For The Six       For The Year
					   Months Ended      Ended December
					   June 30, 1998     31, 1997
					   (Unaudited)
					  ----------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
    Net investment income                  $   163,036        $   323,688
    Net realized gain (loss) on
    investment and futures transactions        (28,157)          (157,311)
    Net unrealized appreciation
    (depreciation) on investments
     and futures                               (21,059)           173,630
					   ------------------------------
	 Net Increase (Decrease) in
	 Net Assets Resulting From
	 Operations                        $   113,820        $   340,007
					   ------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income   $  (163,036)       $  (323,688)
    Distributions in excess of net
    investment income                                0                  0
    Tax return of capital distributions        (18,474)           (26,399)
    Distributions from net realized
    gain on investment transactions                  0                  0
					   ------------------------------
	 Total Dividends and Distributions $  (181,510)       $  (350,087)
					   -------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares           $   151,176        $   988,297
    Proceeds from reinvested dividends         113,203            209,007
    Cost of shares redeemed                    (87,518)          (253,697)
					   -------------------------------
	  Net Increase (Decrease) in
	  Net Assets Resulting From
	  Capital Share Transactions       $   176,861        $   943,607
					   -------------------------------
TOTAL INCREASE IN NET ASSETS               $   109,171        $   933,527

NET ASSETS, BEGINNING OF PERIOD              7,330,354          6,396,827
					   ------------------------------
NET ASSETS, END OF PERIOD                  $ 7,439,525        $ 7,330,354
					   ==============================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1998 (Unaudited)


Note 1.     ORGANIZATION

      South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 1, 1993 and commenced operations on April 5, 1994. The Fund's objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax-exempt securities.

      Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued at fair value as determined by ND Money Management, using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. ND Money Management may employ a matrix system to determine valuations. The Fund follows industry practice and records security transactions on the trade date.

      The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.
      Federal income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1998, a net capital loss carryforward totaling $161,648, which may be used to offset capital gains realized during subsequent years through December 31, 2005.
      Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

      Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

      A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.
      Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

      Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

      Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.     CAPITAL SHARE TRANSACTIONS

      As of June 30, 1998, there were 200,000,000 shares of $.001 par value authorized; 715,945 and 698,991 shares were outstanding at June 30, 1998 and December 31, 1997, respectively. Transactions in capital shares were as follows:

							    Shares
					       ---------------------------------
					       For the Six
					       Months Ended          For The
					       June 30, 1998       Year Ended
					       (Unaudited)     December 31, 1997
					       ---------------------------------
Shares sold                                       14,490              94,215
Shares issued on reinvestment
of dividends                                      10,861              19,917
Shares redeemed                                   (8,397)            (24,180)
					       ---------------------------------
Net increase                                      16,954              89,952
						================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

      The Fund has engaged ND Money Management, Inc., to provide investment Advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $3,307 of investment advisory fees after partial waiver for the six months ended June 30, 1998. The Fund has a payable to ND Money Management, Inc. of $461 at June 30, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

      The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $18,474 of 12b-1 fee expenses after partial waiver for the six months ended June 30, 1998. The Fund has a payable to Capital of $3,208 at June 30, 1998 for 12b-1 fees.

      ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first
     $10 million of net assets, 0.13% of the Fund's net assets on the next
     $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $5,942 of transfer agency fees for the six months ended June 30, 1998. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $13,891 of accounting service fees for the six months ended June 30, 1998.


Note 5.     INVESTMENT SECURITY TRANSACTIONS

      The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $936,312 and $628,860, respectively, for the six months ended June 30, 1998.

Note 6.     INVESTMENT IN SECURITIES

      At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $6,975,756 and the net unrealized appreciation of investments based on the cost was $353,698, which is comprised of $356,287 aggregate gross unrealized appreciation and $2,589 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

<CAPTI0N>

													       For The Period
													       Since Inception
				     For The Six        For The Year      For The Year      For The Year       (April 5, 1994)
				     Months Ended       Ended Dec. 31     Ended Dec.31,     Ended Dec. 31,     Through Dec. 31
				     June 30, 1998,     1997              1996              1995,              1994
				     (Unaudited)
				     -----------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $ 10.49           $ 10.50           $ 10.39          $  9.86             $ 10.00

Income from Investment Operations:
     Net investment income             $   .23           $   .53           $   .52          $   .55             $   .39
     Net realized and unrealized
     gain (loss) on  investment
     and futures transactions            (.07)               .03               .14              .55               (.11)
				     ----------------------------------------------------------------------------------------
	 Total Income (Loss) From
	 Investment Operations         $   .16           $   .56           $   .66          $  1.10             $  .28
				     ----------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net
     investment income                 $  (.23)          $  (.53)          $  (.52)         $  (.55)            $ (.39)
     Distributions in excess of
      net investment income                .00               .00               .00              .00                .00
     Tax return of capital
     distributions                        (.03)             (.04)             (.03)            (.02)              (.02)
     From net realized gain on
     investment transactions               .00               .00               .00              .00               (.01)
				     ---------------------------------------------------------------------------------------
	 Total Distributions           $  (.26)          $  (.57)          $  (.55)         $  (.57)            $ (.42)
				     ---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $10.39            $ 10.49           $ 10.50          $ 10.39             $ 9.86
				     =======================================================================================
Total Return                             3.02%(A)(B)        5.10%(A)          6.58%(A)        11.47%(A)           3.72%(A)


Ratios/Supplemental Data:
     Net assets, end of period
    (in thousands)                     $ 7,440           $ 7,330          $ 6,397           $ 5,163            $ 2,890
     Ratio of net expenses
     (after expense assumption)
     to average net assets              1.30%(B)          1.17%(C)          0.93%(C)          0.61%(C)          0.46%(B)
     Ratio of net investment
     income to average net assets       4.42%(B)          4.70%             5.01%             5.35%             5.62%(B)
     Portfolio turnover rate            8.80%             3.35%             2.47%             0.66%            31.32%

(A)  Excludes contingent deferred sales charge of 4%.
(B)  Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $68,538, $54,598, $37,053, and $24,509, respectively. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 2.16%, 1.88%, 1.51% and 2.15%, respectively.

The accompanying notes are an integral part of these financial statements.